UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2011 (April 29, 2011)

Abbott Laboratories

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 5, 2011 Abbott filed a Form 8-K summarizing the matters voted on at its Annual Meeting of Shareholders held on April 29, 2011 (the “May 5, 2011 Form 8-K”).

In accordance with the Board of Directors’ recommendation and based on the results of the vote reported under item (d) of the May 5, 2011 Form 8-K, the Board of Directors has determined that Abbott will hold an advisory vote on the compensation of the named executive officers listed in the proxy statement for its Annual Meeting of Shareholders annually.

The information reported under Item 5.07 of the May 5, 2011 Form 8-K is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: June 16, 2011	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer